UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 6, 2015
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)
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MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Regulation FD.

On October 6, 2015, representatives of Apartment Investment and Management Company (“Aimco”), including Terry Considine, Chairman of the Board and Chief Executive Officer, will meet with investors. The presentation, which may also be accessed via webcast, will begin at 9:30 a.m. Eastern Time and will last approximately three hours. During this meeting, Aimco representatives will distribute the attached presentation and written materials.

The webcast and presentation may be found at http://www.aimco.com/investors. The presentation and written materials are furnished herewith as Exhibits 99.1 and 99.2, respectively.

ITEM 9.01.     Financial Statements and Exhibits.

(d)    The following exhibits are furnished with this report:

Exhibit Number         Description

99.1    Apartment Investment and Management Company Presentation
99.2    Apartment Investment and Management Company Written Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 6, 2015

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ Paul L. Beldin
	Name:	Paul L. Beldin
	Title:	Executive Vice President and Chief Financial Officer